SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 24, 1998
                                                   -------------------

                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


               Connecticut                                  06-0521260
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


  5 Bissell Street, Lakeville, Connecticut                06039-1868
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(Address of principal executive offices)                  (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.  Other Matters.
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                  Pursuant   to  the  terms  of  the   Agreement   and  Plan  of
                  Reorganization,    dated   as   of   April   22,   1998   (the
                  "Reorganization Agreement") by and between Salisbury Bancorp, Inc. (the "Company"), a Connecticut corporation, and Salisbury Bank and Trust Company (the "Bank"), a Connecticut chartered commercial bank, on August 24, 1998, the Company acquired all of the outstanding shares of the Bank's Common Stock. The Company will operate the Bank under its existing name and charter as a separate bank subsidiary of the Company.

                  The Reorganization became effective on Monday, August 24, 1998 (the "Effective Time").

                  At the Effective Time, each share of the Bank's Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive six (6) shares of the Company's Common Stock in exchange for each share of the Bank's Common Stock.

                  The Company's Common Stock began trading on the American Stock Exchange ("Amex") on August 24, 1998, under the symbol "SAL".


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  c.  Exhibits

                  2. Agreement and Plan of Reorganization, dated as of April 22, 1998 (incorporated herein by reference to Exhibit 2.1 to the Company's registration statement on Form S-4, File No. 333-50857).


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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 24, 1998                       SALISBURY BANCORP, INC.




                                             By: /S/John F. Perotti
                                                 -------------------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer